SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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     MARSHALL ISLANDS                  000-14135                 52-2098714
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)
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        ONE STATION PLACE, STAMFORD,                    06902
             CONNECTICUT                              (Zip Code)
   (Address of Principal Executive Offices)
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                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events


On September 12, 2005, OMI Corporation (the "Company") issued a press release announcing; (1) that the Board of Directors has declared a dividend of $0.08 per share on its common stock to shareholder's of record on September 29, 2005, payable October 12, 2005, (2) new authority to repurchase $70 million in additional shares of the Company's common stock and (3) the Company agreed to sell a Suezmax vessel in the fourth quarter of 2005. The press release is furnished herewith as Exhibit 99.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99 Press Release issued by the Company on September 12, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



        Date : September 12, 2005       By:   /s/ Craig H. Stevenson, Jr.
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                                    Craig H .Stevenson, Jr. Chairman
                                    of the Board and Chief Executive
                                    Officer


        Date : September 12, 2005       By:   /s/ Kathleen C. Haines
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                                    Kathleen C. Haines
                                    Senior Vice President, Chief
                                    Financial Officer and Treasurer





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                                  EXHIBIT INDEX


The following Exhibit is being filed with this report.

  Exhibit No.    Description
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   99 Press Release issued by the Company on September 12, 2005 announcing; (1)
that the Board of Directors has declared a dividend of $0.08 per share on its common stock to shareholder's of record on September 29, 2005, payable October 12, 2005, (2) new authority to repurchase $70 million in additional shares of the Companies common stock and (3) the Company agreed to sell a Suezmax vessel in the fourth quarter of 2005.